Exhibit 99.3

July 2015

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder

SVP / Investor Relations

(513) 534-8424

Quarterly Data	Three Months Ended
	June	March	December	September	June	March	December	September
	2015	2015	2014	2014	2014	2014	2013	2013
Ratios (percent)
Return on average assets	0.90	1.06	1.13	1.02	1.34	1.00	1.24	1.35
Return on average common equity	8.1	9.7	10.0	9.2	11.9	9.0	10.8	12.1
Average Bancorp shareholders’ equity as a percent of average assets	11.32	11.49	11.54	11.71	11.57	11.53	11.51	11.71
Net interest margin(a)	2.90	2.86	2.96	3.10	3.15	3.22	3.21	3.31
Efficiency(a)	65.4	62.3	59.6	62.1	58.2	64.9	61.5	59.2
Net losses charged-off as a percent of average portfolio loans and leases	0.37	0.41	0.83	0.50	0.45	0.76	0.67	0.49
ALLL as a percent of portfolio loans and leases	1.39	1.42	1.47	1.56	1.61	1.65	1.79	1.92
Allowance for credit losses as a percent of portfolio loans and leases	1.54	1.57	1.62	1.71	1.77	1.82	1.97	2.11
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.67	0.76	0.82	0.88	0.92	1.05	1.10	1.16
Allowance for loan and lease losses as a percent of nonperforming assets(b)	206	188	178	178	175	157	161	165
Allowance for credit losses as a percent of nonperforming assets(b)	228	207	196	195	192	173	178	182
Common Share Data
Earnings per share—basic	$0.36	$0.42	$0.44	$0.39	$0.49	$0.36	$0.44	$0.47
Earnings per share—diluted	$0.36	$0.42	$0.43	$0.39	$0.49	$0.36	$0.43	$0.47
Cash dividends per common share	0.13	0.13	0.13	0.13	0.13	0.12	0.12	0.12
Book value per share	17.62	17.83	17.35	16.87	16.74	16.27	15.85	15.84
Common shares outstanding, excluding treasury	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539
Market price per share:
High	$21.69	$20.21	$20.69	$21.75	$23.19	$23.39	$21.04	$19.69
Low	18.91	17.22	17.74	19.52	20.03	20.50	17.50	18.04
End of period	20.82	18.85	20.38	20.02	21.35	22.96	21.03	18.05
Supplemental Data
Common dividends declared ($ in millions)	$105	$106	$107	$108	$110	$102	$103	$106
Full-time equivalent employees	18,527	18,471	18,351	18,503	18,732	19,080	19,446	20,256
Banking centers	1,299	1,303	1,302	1,308	1,309	1,311	1,320	1,326
ATMs	2,630	2,637	2,638	2,639	2,619	2,614	2,586	2,374

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data	Three Months Ended
	June		March		December		September		June		March		December		September
	2015		2015		2014		2014		2014		2014		2013		2013
Income Statement ($ in millions)
Interest income (FTE)	$1,008		$975		$1,016		$1,023		$1,013		$998		$1,007		$997
Interest expense	116		123		128		115		108		100		102		99

Net interest income (FTE)	892		852		888		908		905		898		905		898
Provision for loan and lease losses	79		69		99		71		76		69		53		51
Noninterest income:
Service charges on deposits	139		135		142		145		139		133		142		140
Investment advisory revenue	105		108		100		103		102		102		98		97
Corporate banking revenue	113		63		120		100		107		104		94		102
Mortgage banking net revenue	117		86		61		61		78		109		126		121
Card and processing revenue	77		71		76		75		76		68		71		69
Other noninterest income	1		163		150		33		226		41		170		185
Securities gains, net	4		4		4		3		8		7		2		2
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—		—		—		—		—		—		—		5
Total noninterest income	556		630		653		520		736		564		703		721
Noninterest expense:
Salaries, wages and incentives	383		369		366		357		368		359		388		389
Employee benefits	78		99		79		75		79		101		78		83
Net occupancy expense	83		79		77		78		79		80		77		75
Technology and communications	54		55		54		53		52		53		53		52
Equipment expense	31		31		30		30		30		30		29		29
Card and processing expense	38		36		36		37		37		31		37		33
Other noninterest expense	280		254		276		258		309		296		327		298

Total noninterest expense	947		923		918		888		954		950		989		959
Income before income taxes (FTE)	422		490		524		469		611		443		566		609
Taxable equivalent adjustment	5		5		5		5		5		5		5		5

Income before income taxes	417		485		519		464		606		438		561		604
Applicable income tax expense	108		124		134		124		167		119		159		183

Net income	$309		$361		$385		$340		$439		$319		$402		$421
Less: Net income attributable to noncontrolling interests	(6)		—		—		—		—		1		—		—

Net income attributable to Bancorp	$315		$361		$385		$340		$439		$318		$402		$421
Dividends on preferred stock	23		15		23		12		23		9		19		—

Net income available to common shareholders	$292		$346		$362		$328		$416		$309		$383		$421

	Basel III Transitional				Basel I
Regulatory Capital Data ($ in millions)(a)
CET1 capital	$11,582		$11,543		N/A		N/A		N/A		N/A		N/A		N/A
Additional tier I capital	1,340		1,339		N/A		N/A		N/A		N/A		N/A		N/A

Tier I capital	$12,922		$12,882		$12,764		$12,661		$12,644		$12,182		$12,094		$12,762
Tier II capital	3,909		4,112		4,131		4,103		4,101		4,174		4,337		3,665

Total risk-based capital	$16,831		$16,994		$16,895		$16,764		$16,745		$16,356		$16,431		$16,427

Risk-weighted assets	$123,134	(b)	$121,310	(b)	$117,878		$116,917		$117,117		$116,622		$115,969		$113,801

CET1 capital ratio	9.41	%(b)	9.52	%(b)	N/A		N/A		N/A		N/A		N/A		N/A
Tier I risk-based capital ratio	10.49	%(b)	10.62	%(b)	10.83%		10.83%		10.80%		10.45%		10.43%		11.21%
Total risk-based capital ratio	13.67	%(b)	14.01	%(b)	14.33%		14.34%		14.30%		14.02%		14.17%		14.43%
Tier I leverage ratio	9.44%		9.59%		9.66%		9.82%		9.86%		9.71%		9.73%		10.64%
Tier I common equity ratio	N/A		N/A		9.65	%(c)	9.64	%(c)	9.61	%(c)	9.51	%(c)	9.45	%(c)	9.95	%(c)
CET1 capital ratio (fully phased-in)	9.30	%(b)(c)	9.41	%(b)(c)	N/A		N/A		N/A		N/A		N/A		N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.

Quarterly Data	As of
	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,785	$2,920	$3,091	$3,125	$3,312	$3,153	$3,178	$2,887
Available-for-sale and other securities	27,987	26,409	22,408	22,912	22,814	20,749	18,597	18,080
Held-to-maturity securities	157	177	187	191	194	195	208	265
Trading securities	370	392	360	389	361	347	343	246
Other short-term investments	3,451	4,919	7,914	3,637	2,386	2,202	5,116	2,622

Total cash and securities	34,750	34,817	33,960	30,254	29,067	26,646	27,442	24,100
Loans held for sale	995	724	1,261	641	682	780	944	1,330
Portfolio loans and leases	92,703	91,244	90,084	90,624	90,484	89,705	88,614	87,231

Total loans and leases	93,698	91,968	91,345	91,265	91,166	90,485	89,558	88,561
Allowance for loan and lease losses	(1,293)	(1,300)	(1,322)	(1,414)	(1,458)	(1,483)	(1,582)	(1,677)
Bank premises and equipment	2,298	2,433	2,465	2,467	2,491	2,528	2,531	2,528
Operating lease equipment	670	695	728	732	667	714	730	707
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	13	14	15	16	17	18	19	21
Servicing rights	854	789	858	935	931	975	971	919
Other real estate owned(a)	163	187	217	242	266	291	299	312
Other assets	8,089	8,451	8,024	7,275	6,999	7,064	8,059	7,786

Total assets	$141,658	$140,470	$138,706	$134,188	$132,562	$129,654	$130,443	$125,673

Liabilities
Deposits:
Demand	$35,449	$35,343	$34,809	$32,258	$32,140	$31,234	$32,634	$30,153
Interest checking	27,074	27,191	26,800	24,930	24,744	25,472	25,875	23,527
Savings	14,976	15,355	15,051	15,355	16,087	16,867	17,045	17,583
Money market	17,900	18,105	17,083	16,199	14,216	13,208	11,644	10,433
Foreign office	728	811	1,114	1,577	1,418	1,922	1,976	1,409
Other time	4,050	4,044	3,960	3,856	3,724	3,660	3,530	3,524
Certificates—$100,000 and over	2,846	2,566	2,895	3,117	3,623	4,511	6,571	7,497

Total deposits	103,023	103,415	101,712	97,292	95,952	96,874	99,275	94,126
Federal funds purchased	126	200	144	148	153	268	284	225
Other short-term borrowings	4,136	1,413	1,556	2,730	3,146	2,717	1,380	3,487
Other liabilities	5,214	5,483	4,662	4,239	3,842	3,698	5,245	5,057
Long-term debt	13,521	14,055	14,967	14,336	13,961	11,233	9,633	8,098

Total liabilities	$126,020	$124,566	$123,041	$118,745	$117,054	$114,790	$115,817	$110,993

Equity
Common and preferred equity	$17,578	$17,421	$17,169	$16,889	$16,661	$16,122	$15,802	$15,085
Net unrealized gains:
Available-for-sale securities	327	608	475	338	410	231	121	268
Qualifying cash flow hedges	29	47	23	12	22	16	13	31
Accumulated other comprehensive income
related to employee benefit plans	(65)	(67)	(69)	(49)	(50)	(51)	(52)	(81)
Treasury stock, at cost	(2,264)	(2,145)	(1,972)	(1,786)	(1,574)	(1,492)	(1,295)	(662)

Total Bancorp shareholders’ equity	15,605	15,864	15,626	15,404	15,469	14,826	14,589	14,641
Noncontrolling interests	33	40	39	39	39	38	37	39

Total equity	$15,638	$15,904	$15,665	$15,443	$15,508	$14,864	$14,626	$14,680

Total liabilities and equity	$141,658	$140,470	$138,706	$134,188	$132,562	$129,654	$130,443	$125,673

Share Data
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding—Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	—
Preferred shares outstanding—Series J	12,000	12,000	12,000	12,000	12,000	—	—	—
Common shares outstanding, excluding treasury	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539
Treasury shares held	113,838,433	108,702,371	99,845,629	89,630,684	79,403,732	76,323,853	68,586,836	36,863,042

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Quarterly Data
	Three Months Ended
	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$92,739	$91,659	$91,581	91,428	$91,241	$90,238	$88,865	$89,154
Taxable securities	27,344	23,102	22,364	22,594	21,706	20,385	18,383	16,590
Tax exempt securities	59	59	64	50	52	46	48	44
Other short-term investments	3,160	5,877	5,176	2,283	2,182	2,509	4,612	1,894

Total interest-earning assets	123,302	120,697	119,185	116,355	115,181	113,178	111,908	107,682
Cash and due from banks	2,636	2,830	3,008	2,862	2,847	2,850	2,956	2,380
Other assets	15,354	15,446	14,800	14,461	14,417	14,478	14,986	15,015
Allowance for loan and lease losses	(1,300)	(1,322)	(1,413)	(1,458)	(1,480)	(1,576)	(1,671)	(1,731)

Total assets	$139,992	$137,651	$135,580	$132,220	$130,965	$128,930	$128,179	$123,346

Liabilities
Interest-bearing liabilities:
Interest checking	$26,894	$26,885	$25,478	$24,926	$25,222	$25,911	$24,650	$23,116
Savings	15,156	15,174	15,173	15,759	16,509	16,903	17,323	18,026
Money market	18,071	17,492	17,023	15,222	13,942	12,439	11,285	9,693
Foreign office	955	861	1,439	1,663	2,200	2,017	1,717	1,755
Other time	4,074	4,022	3,936	3,800	3,693	3,616	3,529	3,676
Certificates—$100,000 and over	2,558	2,683	2,998	3,339	3,840	5,576	7,456	7,315
Other foreign office	—	—	—	—	—	—	—	17
Federal funds purchased	326	172	161	520	606	547	301	464
Other short-term borrowings	1,705	1,602	1,481	1,973	2,234	1,808	2,177	1,675
Long-term debt	13,773	14,448	14,855	13,955	12,524	10,313	9,135	7,453

Total interest-bearing liabilities	83,512	83,339	82,544	81,157	80,770	79,130	77,573	73,190
Demand deposits	35,384	33,760	33,301	31,790	31,275	30,626	30,765	30,655
Other liabilities	5,215	4,693	4,052	3,749	3,724	4,274	5,045	5,023

Total liabilities	124,111	121,792	119,897	116,696	115,769	114,030	113,383	108,868
Equity	15,881	15,859	15,683	15,524	15,196	14,900	14,796	14,478

Total liabilities and equity	$139,992	$137,651	$135,580	$132,220	$130,965	$128,930	$128,179	$123,346

Average loans and leases (excluding held for sale)	$92,173	$90,508	$91,041	$90,799	$90,549	$89,530	$87,895	$87,272
Share Data
Average common shares outstanding - basic	803,965,057	810,209,585	819,057,247	829,391,505	838,492,046	845,860,065	868,077,089	880,182,513
Average common shares outstanding - diluted	812,842,540	818,672,259	827,831,317	838,324,420	848,245,111	857,923,596	877,510,663	888,111,269

Quarterly Data	Three Months Ended
	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,812	$42,062	$40,801	$41,111	$41,364	$40,692	$39,347	$38,260
Commercial mortgage loans	7,165	7,210	7,410	7,566	7,807	7,959	8,069	8,058
Commercial construction loans	2,709	2,303	2,071	1,704	1,426	1,220	1,041	879
Commercial leases	3,882	3,787	3,721	3,555	3,572	3,577	3,626	3,572

Subtotal - commercial	56,568	55,362	54,003	53,936	54,169	53,448	52,083	50,769
Consumer:
Residential mortgage loans	13,792	13,258	13,582	13,520	13,250	13,275	13,570	13,832
Home equity	8,591	8,714	8,886	8,987	9,056	9,125	9,246	9,356
Automobile loans	11,914	11,873	12,037	12,121	12,050	12,088	11,984	12,072
Credit card	2,278	2,291	2,401	2,317	2,261	2,177	2,294	2,157
Other consumer loans and leases	555	470	436	384	380	372	381	375

Subtotal - consumer	37,130	36,606	37,342	37,329	36,997	37,037	37,475	37,792

Total loans and leases	$93,698	$91,968	$91,345	$91,265	$91,166	$90,485	$89,558	$88,561

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,554	$41,462	$41,313	$41,525	$41,451	$40,409	$38,846	$38,145
Commercial mortgage loans	7,149	7,248	7,482	7,637	7,886	7,983	8,051	8,280
Commercial construction loans	2,549	2,198	1,911	1,565	1,364	1,118	955	797
Commercial leases	3,776	3,716	3,601	3,576	3,556	3,607	3,579	3,574

Subtotal - commercial	56,028	54,624	54,307	54,303	54,257	53,117	51,431	50,796
Consumer:
Residential mortgage loans	13,375	13,515	13,526	13,342	13,202	13,304	13,544	14,333
Home equity	8,655	8,802	8,937	9,009	9,101	9,194	9,296	9,432
Automobile loans	11,902	11,933	12,073	12,105	12,070	12,023	12,019	12,083
Credit card	2,296	2,321	2,324	2,295	2,232	2,230	2,202	2,140
Other consumer loans and leases	483	464	414	374	379	370	373	370

Subtotal - consumer	36,711	37,035	37,274	37,125	36,984	37,121	37,434	38,358

Total average loans and leases	$92,739	$91,659	$91,581	$91,428	$91,241	$90,238	$88,865	$89,154

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$217	$231	$269	$305	$323	$398	$387	$391
Nonaccrual loans held for sale	1	2	24	4	5	3	6	11
Restructured loans - (nonaccrual) held for sale	—	—	15	3	—	—	—	—
Restructured loans and leases (nonaccrual) portfolio	258	295	310	315	317	335	364	379
OREO and other repossessed property(a)	151	165	165	176	192	213	229	244

Total nonperforming assets	$627	$693	$783	$803	$837	$949	$986	$1,025

Ninety days past due loans and leases	$70	$78	$87	$87	$94	$94	$103	$156

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$182	$200	$241	$267	$249	$301	$287	$310
Commercial mortgage loans	106	126	146	121	141	147	146	187
Commercial construction loans	—	1	2	4	10	19	31	34
Residential mortgage loans	62	70	94	111	117	141	165	166
Home equity	88	90	93	85	93	94	93	48
Other consumer loans and leases	38	41	42	39	35	34	35	36

Total nonperforming loans and leases (including held for sale)	$476	$528	$618	$627	$645	$736	$757	$781

Credit Charge-Offs ($ in millions)
Losses charged-off	($112)	($115)	($215)	($146)	($127)	($190)	($183)	($141)
Recoveries of losses previously charged-off	26	24	24	31	26	22	35	32

Net losses charged-off	($86)	($91)	($191)	($115)	($101)	($168)	($148)	($109)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria will be reclassified to other receivables rather than OREO upon foreclosure.